IDEX MUTUAL FUNDS
                   IDEX Dean Asset Allocation

Supplement dated June 25, 2001 to Prospectus dated March 1, 2001


At a Special Board of Trustees Meeting held June 25, 2001, the Board voted to terminate the sub-advisory agreement (the "Agreement") between Idex Management, Inc. ("IMI") and Dean Investment Associates ("Dean") on behalf of IDEX Dean Asset Allocation ("Fund"). Per the terms of the Agreement, Dean will no longer serve as sub-adviser to the Fund on or before August 24, 2001.

The Board selected Transamerica Investment Management, LLC ("TIM") as the new sub-adviser for the Fund, to be effective upon the termination of Dean's sub-advisory services to the Fund and pursuant to an interim sub-advisory agreement between IMI and TIM, which will expire the earlier of (i) 150 days from commencement or (ii) approval by the Fund's shareholders of a new sub-advisory contract. TIM and IMI are affiliated persons under the Investment Company Act of 1940.


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IDEX MUTUAL FUNDS
                   IDEX Dean Asset Allocation

Supplement dated June 19, 2001 to Prospectus dated March 1, 2001


The following paragraph replaces the first paragraph under the section "How the IDEX Funds are Managed and Organized" - "IDEX
Dean Asset Allocation," on page 73, the bottom of the right-hand column:

Thomas A. Giles, CFA, vice president and Director of Research  at
Dean,  has  served as manager of this fund since June  2001.   He
joined Dean in 2000 as Director of Research, Associate Director of Portfolio Management.

Prior to joining Dean, Mr. Giles served as portfolio manager and Director of Research at Tom Johnson Investment Management in
Oklahoma City for eleven years.

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